UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2009

Date of reporting period:  September 30, 2009

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2009

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

November 12, 2009

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending September 30, 2009.  At the end of the third quarter, approximately 19,000 shareholders have $804 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has $25.8 million with just under 200 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio lower by 0.25% for direct shareholders who have invested $1 million or more.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 18th letter.

Fund Performance Overview

Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth.  Both the Chase Growth Fund and the Chase Mid-Cap Growth portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities.  The following is a discussion of the components and drivers of the performance of each fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000 Growth® Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX and CHAIX)
	6 months ended 9/30/09	1 year ended 9/30/09
Chase Growth Fund Class N (CHASX)	+15.55%	-14.45%
Chase Growth Fund SI Class (CHAIX)	+15.72%	-14.26%
Lipper Large Cap Growth Funds Index	+34.11%	-1.56%
Russell 1000® Growth Index	+32.57%	-1.85%
S&P 500® Index	+34.02%	-6.91%

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #15 out of 301, #380 out of 582, #536 out of 698 and #802 out of 804 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended 9/30/09, respectively.  Past performance is not a guarantee of future results.

On September 30th the Chase Growth Fund was invested in 34 stocks, which on average were rated A quality (with A++ being the strongest rating of relative financial strength and C++ being a satisfactory rating) by Value Line.  They range in market capitalization from $4.9 billion (Joy Global Inc.) to $229.2 billion (Microsoft Corp.).

The last twelve months ended September 30th began with an accelerating decline which culminated in the market low on March 9th, 2009.  After this low, the equity markets rallied strongly without a major correction until September 30th.  Generally the Chase Growth Fund was down during the declining part of this market, but outperformed its benchmarks.  During the rally since March 9th, the Chase Growth Fund has been up, but has significantly lagged the benchmarks.

For the last six months, the Chase Growth Fund’s relatively weak performance is attributable to stock selection and our continued focus on reasonably priced, high quality, large cap growth stocks with consistent earnings growth.  During this sharply higher market environment, these stocks have trailed behind low quality, higher beta, more cyclical stocks and in particular those stocks that were down the most during the market declines of 2008 and early 2009.  For the twelve months ended September 30th, our five best performing stocks were Starbucks Corp. +50.12%, Apple Inc. +34.33, Cisco Systems +24.39%, TJX Companies Inc. +24.19%, and EMC +23.57%.

Chase Funds

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 29% vs. 21% for the Russell 1000 Growth® Index.  They are more profitable with a Return on Equity of 24% vs. 21%, and have less debt with Debt to Total Capital of 18% vs. 26%.  Even with higher earnings growth rates, they sell at a 8.8% discount to the Russell 1000 Growth® (17.6X vs. 19.3X) based on 2009 estimated earnings.  Our stocks are selling at 0.62 times their five-year historical growth rates compared to 0.92 times for the Russell 1000 Growth® Index and 0.82 times their projected reinvestment rates compared to 1.31 times for the Russell 1000 Growth® Index.

September 30, 2009	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2009	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Mid-Cap Growth Fund (CHAMX)
	6 months ended 9/30/09	1 year ended 9/30/09
Chase Mid-Cap Growth Fund (CHAMX)	+21.24%	-11.70%
Lipper MidCap Growth Funds Index	+41.19%	-0.38%
Russell Midcap® Growth Index	+41.89%	-0.40%

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #247 out of 356, #301 out of 427 and #430 out of 485 funds in its Mid-Cap Growth Fund Universe for the five years, three years and one year periods ended 9/30/09, respectively.  Past performance is not a guarantee of future results.

Chase Funds

On September 30th the Chase Mid-Cap Growth Fund was invested in 41 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $1.6 billion (Panera Bread Co.) to $15.7 billion (TJX Companies Inc.).

The performance pattern for the Chase Mid-Cap Growth Fund has been similar to that of the Chase Growth Fund over the last twelve months.  The Chase Mid-Cap Growth Fund performed relatively well during the market decline, but lagged during the strong upward rally.

Like the Chase Growth Fund, the Chase Mid-Cap Growth Fund has lagged the rally in the benchmarks during the last six months.  Within our mid-cap growth mandate, we have favored some of the larger, more stable earning growth companies, and these stocks have lagged the more speculative rise in the lower quality, higher beta, more cyclical stocks that declined the most in 2008 and early 2009.  For the twelve months ended September 30th, our five best performing stocks were Priceline.com +136.06%, Citrix Systems +46.44%, WMS Industries +42.99%, Dollar Tree Stores Inc. +32.24%, and Joy Global +28.32%.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have higher five-year average annual earnings per share growth rates of 26% vs. 21% for the Russell Midcap® Growth Index, they have stronger balance sheets with Debt to Total Capital of only 21% vs. 29%.  Yet, they sell at a 17.5% lower price/earnings multiple than the Russell Midcap® Growth Index (17.9X vs. 21.7X) based on 2009 estimated earnings.  Our mid-cap stocks are selling at 0.69 times their five-year historical growth rates compared to 1.05 times for the Russell Midcap® Growth Index and 0.82 times their projected reinvestment rates compared to 1.91 times for the Russell Midcap® Growth Index.

September 30, 2009	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2009	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Chase Funds

The Chase Funds’ year-to-date through 9/30/09 equity performance has lagged our primary benchmarks.  We provide the following commentary to help put this recent performance in perspective.

Why has performance lagged (so much) this year?

While we are disappointed by our recent relative performance, the short-term results are not unexpected.  Our process seeks to deliver out-performance over the relevant benchmark over a full market cycle on a risk-adjusted basis.  There have been periods in the market cycle when our process typically underperformed.    It has historically underperformed considerably after the market has experienced a sharp rally after a prolonged decline such as we saw in March.  In the first few months of the rally, leadership is often dominated by lower quality stocks and the worst performers in the previous decline.

Since this was the 3rd worst decline on record and most stocks participated in the decline, this effect was much larger than usual, and our process, which emphasizes higher quality stocks with strong balance sheets, lagged more than usual.

Has the process changed?  Have the people changed?

The process remains the same.  While David Scott has announced his retirement from Chase Investment Counsel Corporation at the end of calendar year 2009 and is currently on leave from the firm, Derwood S. Chase, Jr. has resumed his role as Chief Investment Officer, implementing the process which he developed over the past 40 years and the other five investment professionals continue to execute their roles within the process.  The four senior members of this team have been together for over twelve years.  Peter Tuz has been named President of Chase Investment Counsel Corporation, while Peter Wood and Brian J. Lazorishak, both long-time members of the firm, have been named Senior Vice Presidents of the firm.  A change in process to capture short-term results would alter the longer-term risk profile of our investment approach.  In the latest rally, we believe that only an approach that assumed much more risk would have led to significantly better results.  Most of our clients have fiduciary responsibility over the funds we manage and we are co-fiduciaries.  Assuming more risk in a very uncertain economy has not seemed prudent.

What’s not working with the process?

The key factors in our investment process involve identifying high quality, financially strong companies with consistency of earnings growth, and favorable technical and fundamental trends.   In the past six months, low quality and poor past performance were factors that worked well.  Consistent or improving trend and high quality have not performed well over the past six months, but historically have worked well over the full market cycle.  When these factors are again important to performance, we believe our relative performance will improve.

What do you expect going forward?

Our bottom up process currently suggests a recovering economy.  We believe technology as a sector will benefit from growth in technology spending.  We also believe commodity related companies in both the materials and industrials areas will benefit from a recovering economy and inflation worries.  We expect that select consumer discretionary stocks will benefit from shifts in consumer spending patterns.  Many of the more defensive areas such as consumer staples and utilities have yet to appear attractive in our work.

Market Outlook

Chase Investment Counsel Corporation’s investment process is bottom up and driven by our security selection methodology.  For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.

Chase Funds

Positive Factors

•	Lowry’s Demand and Supply Indexes have not fit their historic profile for a bull market, but they have strengthened and are still consistent with a continuation of the primary uptrend.

•	The Federal Reserve just reaffirmed its low interest rates, substantial liquidity, and special lending assistance to help the economy. It usually doesn’t pay to fight the Fed.

•
The latest readings of the Consumer Price Index eliminate short term inflation worries and give the Fed more flexibility.  When the Ned Davis Research (NDR) Inflation Timing Model has been below zero as it was on 9/30/09 the Dow Jones Industrial Average (DJIA) has gained 12.9% per annum.

•
On 10/31/09 Money Market funds were at $3.3 trillion, about 28.3% of NDR Total Stock Market Values; that is still substantial liquidity on the sidelines as investor confidence improves and long only equity managers are under increasing pressure to become invested.

•
At the close on May 29th, the Coppock Guide which is based on very long-term momentum measures indicated the market is in an attractive buying area.  In its 90-year history it has only given two significant false signals:  1941 and 2001.

•	As described in Fosback’s Fund Forecaster, the Fosback Index of excess mutual fund cash adjusted for the prevailing money market rate remains high and bullish.

•
There is increasing evidence that the recession has bottomed, for instance the recent decline in jobless claims which have been falling since March, temporary employment has gained for three straight months and the most recent factory overtime hours increased.

Risk Factors

•
The S&P 500 was down -8.6% for January.  As the Stock Traders Almanac documents, the full year has followed the direction of January with only 5 major errors since 1950.  On 12/31/08 the DJIA was 8777 and the S&P 500 closed at 903.  By November 10th those indexes were already 17% and 21% above their 2008 year end levels.

•
On October 31st, NDR estimated total common stock market capitalization (currently 4,300 U.S. stocks) stood at 82.5% of nominal Gross Domestic Product (GDP); down 52% from its 3/31/2000 historic peak of 172.6%, but still well above its lows of 36.3% and 32.2% respectively in 1974 and 1982 and still above its 60% Norm since 1925.  However, by some measures, such as price to book value, equities are reasonably valued.

•
Preliminary signs of the market topping include:  volume rising as stocks fall, while falling as prices rise; intermarket bearish diversion with the Dow Industrials recently hitting new recovery highs while the NASDAQ Composite, S&P 500 and the Transports fail to do so; and high volatility on both up and down days.

•
Consumer credit outstanding has fallen 12 of the past 13 months.  Banks recovery is hampered by the need for stricter lending requirements, increased mortgage defaults, huge additional losses on credit cards, auto loans, and commercial loans.  Since 70% of our economy is tied to the consumer, with 17% unemployed or underemployed, working part time, and consumers either choosing to reduce their debts or being forced to do so, there is little chance of anything better than moderate expansion until employment rises significantly.

•
In order to keep interest rates low, the Fed has had to buy pre-auction, during auctions, and then afterwards buy back from the primary dealers to create an illusion of success.  Since late March the Fed has spent $291 billion of the $300 billion authorized for Treasury purchases; its also purchased $700 billion of mortgage backed securities and $130 billion of agencies:  a $1.1 trillion contribution to the current bond bubble.

Chase Funds

•
If the S&P March low was the bottom, it would have been the 3rd worst (-56.8%) decline since 1900, but also the 3rd shortest (73 weeks) of the nine bear markets that declined more than 35%.  For perspective, those declines averaged -48.9% and took on average 88 weeks.  At six of those lows (including 1982 and 1974) the S&P dividend yielded over 6%.  Many investors had expected at least 1982 dividend yield levels although with inflation 8 to 10% points lower than in 1982, yields didn’t have to get that high.  The Leuthold normalized P/E low on March 9th of 10.1x did come very close to the 9.8x September 1974 low.

•
The stock market is sufficiently over-bought to be vulnerable, however as the Leuthold Group points out the first 10% decline in the 22 Bull markets since 1900 hasn’t occurred for about 11 months which would be February 2010 in this case.

•
Geopolitical uncertainties remain high and we are in the midst of an extraordinary global credit crisis, a crisis of confidence, a trend toward increasing protectionism, and the largest worldwide wealth destruction ever.  A balance sheet recession caused by excessive debt and collapsing net worth is quite different than those caused by restrictive central banks to curb inflation.  We have not experienced this type of recession since the 1930s which is why the pattern of stock market decline experienced in the 1929-1938 period is relevant.  Moreover, the U.S. government and consumers are in much worse financial condition now than they were then.

•
Since 1949 the market has been down during 35% of the 236 quarters.  61% of those declines came in the first seven quarters of a President’s Term: the worst being the 5th quarter (1Q2010), the second worst the 1st quarter (1Q2009).  (See Deliberations 1/7/09).

Performance

•
Performance during the fiscal year ended September 30, 2009 lagged substantially.  Most of that shortfall came between March 9th and May 8th during the sharp recovery which we feel was not based on long term fundamentals but rather by speculation in low quality, low priced stocks and hopes based on unproven government stimulus programs as opposed to the good quality more stable growth stocks which our process emphasizes.

•
Our investment process combines fundamental, technical, and quantitative analysis to control risk and build portfolios which we believe give us a good balance between making money and preserving capital.  We’re long only, use no leverage and on average our good quality, large and mid-cap growth stocks have been high rated.

Conclusion

•
The recent rise has been described as the best rally since the 1930s.  We are mindful that in 1931 there were three sharp rallies of 27%, 31%, and 20% before the market finally bottomed in 1932.  Even if the current rally is just a major cyclical rally within a secular Bear market, historically major rallies have recovered 1/3 to 2/3 of the previous decline.  In this case a 50% recovery would be about 10,300.  We believe the most attractive category of domestic equities now are quality stocks with strong balance sheets.

•
With the huge increase in printing fiat dollars and running enormous deficits, we are undermining the confidence of foreign lenders/investors.  If they decide not to increase their substantial US investments, we will suffer much higher interest rates and a substantial decline in the purchasing power of our dollar.  In the short term some of the additional liquidity involved is going into stocks and especially bonds, but we cannot borrow and spend our way to prosperity.  In the two years to September ’08 it took $6.49 of new debt-financing to increase GDP by just $1.00, compared to the $1.68 required in the 1970s.

•
The Leuthold Group analyzed all nine Bear Market declines of 45% or more since 1900.  At 1,071 the S&P 500’s 61% recovery was greater than the average first seven month’s gain of those nine Bear Markets, approximating a

Chase Funds

whole year’s average gain.  While the current market rally is ahead of the long term average and vulnerable to a correction, their data also suggests that an average recovery should be up about 8% further by the end of 2010.

•
We continue to emphasize good quality growth companies that are market leaders.  If the current rally proves to be a sustainable rise, good quality equities are the cheapest category and should close the gap on the overbought low quality stocks which have been the recent leaders; alternatively, if the rise ends abruptly, we believe our stocks will enjoy better defensive qualities.

•
As long term investors, we recognize that timing the market is very difficult.  One 35-year (420 month) study found that if you were out of the market just 5% of the time and missed the best 22 months, your 35-year gain would have been only 14% as much as the return on the S&P 500, even less than just holding T-bills.  Moreover, most investors who take money out of the market on a timely basis almost never get back in near the lows.  Recently a Spanish research firm found if you removed the 10 best days for the DJIA in each of the 1900-2008 years, two thirds of the cumulative gains were lost, but even more important if you missed the 10 worst days the gain on the Dow tripled, (See April ’09 Shilling’s Insight, page 2).  That’s why we prefer to remain on the conservative side.

Chase Investment Counsel Corp. manages over $4 billion for clients in 37 states.  The Chase Growth Fund (CHASX & CHAIX) and the Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team headed by Derwood S. Chase, Jr., our Chief Investment Officer, (who founded the firm in 1957), portfolio managers Peter Tuz (President), Brian Lazorishak, and Peter Wood, who each have been with the firm over 12 years; this same team manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap securities without a significant market impact.

To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either fund held 60 days or less, computed on a first-in, first-out basis.  Such fees remain in the fund for the benefit of all shareholders.  The expense ratio on the Chase Growth Fund is 1.20% on an annualized basis for the Class N (CHASX) shares; 0.95% for Substantial Investor Class (CHAIX) shares.  On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48% and the possibility of a front-end sales charge (never imposed) was eliminated in the most recent Prospectus dated January 2009.  There are no annual Rule 12b-1 fees on either of our Funds.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each fund as of September 30, 2009.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Starbucks Corp.	5.44%	1.	Priceline Inc.	4.24%
2.	Microsoft Corp.	5.32%	2.	Cameron International Corp.	3.87%
3.	TJX Companies Inc.	4.89%	3.	Citrix Systems Inc.	3.71%
4.	Barrick Gold Corp.	4.80%	4.	Sigma Aldrich Corp.	3.52%
5.	Weatherford International Ltd	4.77%	5.	Joy Global Inc.	3.41%
6.	Research in Motion Ltd	4.56%	6.	NetApp Inc.	3.23%
7.	Adobe Systems Inc.	4.45%	7.	Kirby Corp.	3.07%
8.	Visa Inc.	4.42%	8.	Church & Dwight Inc.	3.06%
9.	McAfee Inc.	4.10%	9.	Alberto Culver Co.	3.03%
10.	Hewlett Packard Co.	4.08%	10.	Amphenol Corp.	2.99%

Derwood S. Chase, Jr., CIC, Chairman, CEO	Peter W. Tuz, CFA, President
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  You cannot invest directly in an index.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.  You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Dow Jones Transports, also known as the Dow Jones Transportation Average, is the oldest U.S. stock market index and currently contains the stocks of 20 transportation-related companies.  You cannot invest directly in an index.

Chase Funds

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.  Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.  Please refer to Schedules of Investments for a complete list of holdings.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to total capital-ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

A stock’s dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

The Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Consumer Price Index is the measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Price to Book Value is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

The Leuthold Group defines normalized earnings as 5 years of earnings, adding trailing 18 quarters and two forecasted quarters.

The Nasdaq Composite Index is a market value weighted index of all common stocks listed on Nasdaq.

Quasar Distributors, LLC, Distributor.  (11/09)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2009 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at September 30, 2009 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/09 – 9/30/09).

Chase Funds

EXPENSE EXAMPLE at September 30, 2009 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/09	Value 9/30/09	Period 4/1/09 – 9/30/09*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,155.50	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/09	Value 9/30/09	Period 4/1/09 – 9/30/09*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$1,157.20	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio of 0.93% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/09	Value 9/30/09	Period 4/1/09 – 9/30/09*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,212.40	$8.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2009	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	-14.45%	-4.74%	0.72%	2.22%	—
Chase Growth Fund – Substantial Investor Class Shares	-14.26%	—	—	—	-5.74%
Russell 1000 Growth Index	-1.85%	-2.50%	1.86%	-2.56%	-5.35%
Lipper Large Cap Growth Funds Index	-1.56%	-2.69%	1.51%	-3.00%	-5.56%
Total Annual Fund Operating Expenses: Class N – 1.20%; Substantial Investor Class – 0.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Since Inception
Average Annual Total Return as of Sept. 30, 2009	Year	Years	Years	(9/1/02)
Chase Mid-Cap Growth Fund	-11.70%	-4.65%	2.02%	4.43%
Russell Midcap Growth Index	-0.40%	-3.10%	3.75%	8.20%
Lipper Mid-Cap Growth Funds Index	-0.38%	-0.40%	4.89%	7.71%
Total Annual Fund Operating Expenses – 1.55%

Net Annual Fund Operating Expenses – 1.48% (net of contractual waiver and does not include acquired fund fees and expenses)

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, total returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009

Shares	COMMON STOCKS: 99.3%	Value
	Auto/Auto Parts: 2.2%
477,000	O’Reilly Automotive, Inc.*	$17,238,780

	Beverage: 1.3%
195,900	Coca-Cola Co.	10,519,830

	Broadcast Media: 2.1%
618,400	DIRECTV Group, Inc.*	17,055,472

	Chemicals - Specialty: 2.8%
226,600	Praxair, Inc.	18,510,954
76,500	Sigma-Aldrich Corp.	4,129,470
		22,640,424
	Computer Hardware: 4.1%
695,600	Hewlett Packard Co.	32,839,276

	Computer Software - Enterprise: 10.0%
283,200	BMC Software, Inc.*	10,628,496
227,800	Citrix Systems Inc.*	8,936,594
752,400	McAfee Inc.*	32,947,596
1,334,080	Oracle Corp.	27,802,227
		80,314,913
	Computer Software - Desktop/Small Business: 10.8%
1,084,000	Adobe Systems Inc.*	35,815,360
295,500	Intuit Inc.*	8,421,750
1,650,800	Microsoft Corp.	42,739,212
		86,976,322
	Computer - Storage: 6.0%
1,301,880	EMC Corp.*	22,184,035
963,800	NetApp, Inc.*	25,714,184
		47,898,219
	Drugs - Generic: 1.2%
195,100	Teva Pharmaceutical Industries Ltd. - ADR	9,864,256

	Energy/Oil Service: 8.1%
612,800	National-Oilwell Varco Inc.*	26,430,064
1,849,950	Weatherford International Ltd.*	38,349,464
		64,779,528

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Engineering/Construction: 2.8%
447,800	Fluor Corp.	$22,770,630

	Financial/Information Services: 5.5%
185,500	Fiserv, Inc.*	8,941,100
514,750	Visa Inc. - Class A	35,574,372
		44,515,472
	Health Care Benefits: 6.7%
879,800	UnitedHealth Group Inc.	22,030,192
666,000	WellPoint Inc.*	31,541,760
		53,571,952
	Health Care Products: 2.1%
359,200	Life Technologies Corp.*	16,720,760

	Health Care Services: 2.0%
291,300	Medco Health Solutions, Inc.*	16,111,803

	Internet Retail: 3.6%
1,230,100	eBay Inc.*	29,042,661

	Machinery: 3.8%
242,490	Danaher Cop.	16,324,427
297,000	Joy Global Inc.	14,535,180
		30,859,607
	Metals - Precious: 4.8%
1,018,650	Barrick Gold Corp.+	38,606,835

	Restaurants: 5.4%
2,116,650	Starbucks Corp.*	43,708,822

	Retail - Discount: 4.9%
1,058,400	TJX Companies, Inc.	39,319,560

	Telecommunication Equipment: 9.1%
1,871,050	Corning Inc.	28,645,776
543,000	Research In Motion Ltd.*+	36,679,650
349,200	Vodafone Group Plc - ADR	7,857,000
		73,182,426
	Total Common Stocks (Cost $722,698,080)	798,537,548

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares	SHORT-TERM INVESTMENTS: 2.7%	Value
22,050,223	Federated Treasury Cash Series II Fund - Cash II Shares, 0.00%#	$22,050,223
	Total Short-Term Investments (Cost $22,050,223)	22,050,223
	Total Investments in Securities (Cost $744,748,303): 102.0%	820,587,771
	Liabilities in Excess of Other Assets: (2.0%)	(16,406,620)
	Net Assets: 100.0%	$804,181,151

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009

Shares	COMMON STOCKS: 97.0%	Value
	Aerospace/Aircraft: 1.1%
5,600	TransDigm Group, Inc.*	$278,936

	Apparel: 2.1%
7,300	VF Corp.	528,739

	Auto/Auto Parts: 2.1%
14,900	O’Reilly Automotive, Inc.*	538,486

	Chemicals - Fertilizers: 1.0%
6,000	Scotts Miracle-Gro Co. - Class A	257,700

	Chemicals - Specialty: 8.5%
11,000	Airgas, Inc.	532,070
16,200	Ecolab Inc.	748,926
16,800	Sigma-Aldrich Corp.	906,864
		2,187,860
	Computer Software - Enterprise: 14.5%
18,700	BMC Software, Inc.*	701,811
24,400	Citrix Systems, Inc.*	957,212
17,500	McAfee Inc.*	766,325
19,900	Solera Holdings, Inc.	619,089
18,000	Sybase, Inc.*	700,200
		3,744,637
	Computer - Storage: 3.2%
31,200	NetApp Inc.*	832,416

	Conglomerates: 1.5%
11,200	Harsco Corp.	396,592

	Consumer Goods & Services: 1.3%
12,000	Fossil, Inc.*	341,400

	Drugs - Generic: 1.3%
20,700	Mylan, Inc.*	331,407

	Electronics: 5.2%
20,500	Amphenol Corp. - Class A	772,440
15,000	Dolby Laboratories Inc. - Class A*	572,850
		1,345,290

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Energy/Oil & Gas Drilling: 1.5%
11,200	Atwood Oceanics, Inc.*	$395,024

	Energy/Oil Service: 5.5%
26,400	Cameron International Corp.*	998,448
13,300	Dresser-Rand Group, Inc.*	413,231
		1,411,679
	Engineering/Construction: 2.7%
13,900	Fluor Corp.	706,815

	Financial/Information Services: 2.8%
9,600	Fiserv, Inc.*	462,720
5,500	Global Payments Inc.	256,850
		719,570
	Food: 1.5%
6,600	Ralcorp Holdings, Inc.*	385,902

	Gaming and Lodging: 1.8%
10,400	WMS Industries Inc.*	463,424

	Health Care Products: 2.1%
11,500	Life Technologies Corp.*	535,325

	Household Products: 3.1%
13,900	Church & Dwight Co., Inc.	788,686

	Internet Retail: 4.2%
6,600	priceline.com, Inc.*	1,094,412

	Machinery: 3.4%
18,000	Joy Global Inc.	880,920

	Medical Products: 2.5%
9,100	Edwards Lifesciences Corp.*	636,181

	Metals - Precious: 2.5%
59,500	Yamana Gold Inc.+	637,245

	Personal Care: 3.0%
28,200	Alberto-Culver Co.	780,576

	Restaurants: 1.6%
7,600	Panera Bread Co. - Class A*	418,000

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Retail - Apparel: 1.4%
8,400	Aeropostale, Inc.*	$365,148

	Retail - Discount: 8.1%
14,300	Dollar Tree, Inc.*	696,124
13,600	Ross Stores, Inc.	649,672
19,700	TJX Companies, Inc.	731,855
		2,077,651
	Retail - Specialty: 2.0%
10,600	Tractor Supply Co.*	513,252

	Shipping: 3.1%
21,500	Kirby Corp.*	791,630

	Utilities - Electric/Gas: 2.4%
14,500	Energen Corp.	624,950
	Total Common Stocks (Cost $21,432,195)	25,009,853

	SHORT-TERM INVESTMENTS: 3.0%
780,205	Federated Treasury Cash Series II Fund - Cash II Shares, 0.00%#	780,205
	Total Short-Term Investments (Cost $780,205)	780,205
	Total Investments in Securities (Cost $22,212,400): 100.0%	25,790,058
	Other Assets in Excess of Liabilities: 0.0%	7,566
	Net Assets: 100.0%	$25,797,624

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2009

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $744,748,303 and $22,212,400, respectively)	$820,587,771	$25,790,058
Receivables
Securities sold	6,185,269	—
Fund shares issued	781,382	50,000
Dividends and interest	333,203	4,313
Prepaid expenses	33,537	8,775
Total assets	827,921,162	25,853,146

LIABILITIES
Payables
Securities purchased	22,479,022	—
Fund shares redeemed	515,282	—
Due to Advisor	496,804	17,395
Shareholder servicing fees (Class N Shares)	84,395	5,190
Custody fees	23,036	885
Administration fees	46,271	3,114
Transfer agent fees and expenses	29,317	3,117
Audit fees	19,700	18,200
Fund accounting fees	22,413	3,924
Chief Compliance Officer fee	1,516	506
Legal fees	2,622	2,255
Accrued expenses and other liabilities	19,633	936
Total liabilities	23,740,011	55,522
NET ASSETS	$804,181,151	$25,797,624

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2009, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$409,697,963	$25,797,624
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	27,855,950	1,102,455
Net asset value, offering and redemption price per share	$14.71	$23.40
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$394,483,188	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	26,802,561	—
Net asset value, offering and redemption price per share	$14.72	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$835,153,183	$29,507,321
Accumulated net investment loss	—	—
Accumulated net realized loss from investments	(106,811,500)	(7,287,355)
Net unrealized appreciation on investments	75,839,468	3,577,658
Net assets	$804,181,151	$25,797,624

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2009

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $93,884 and $0, respectively)	$7,029,977	$131,965
Interest	3,114	14
Total income	7,033,091	131,979
Expenses
Advisory fees (Note 4)	4,068,531	167,697
Shareholder servicing fees - Class N Shares (Note 5)	940,650	55,899
Administration fees (Note 4)	431,207	33,539
Transfer agent fees and expenses (Note 4)	170,543	18,738
Fund accounting fees (Note 4)	103,048	22,768
Custody fees (Note 4)	95,796	5,135
Printing and mailing expense	41,706	815
Miscellaneous	40,181	3,300
Registration fees	37,117	11,338
Insurance expense	28,898	4,155
Trustees fees	23,620	6,669
Audit fees	19,710	18,210
Legal fees	9,974	7,252
Chief Compliance Officer fee (Note 4)	8,114	3,820
Total expenses	6,019,095	359,335
Less: Expenses waived by Advisor (Note 4)	—	(28,413)
Net expenses	6,019,095	330,922
Net investment income/(loss)	1,013,996	(198,943)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(126,695,023)	(6,438,489)
Net change in unrealized appreciation on investments	61,228,949	3,141,848
Net realized and unrealized loss on investments	(65,466,074)	(3,296,641)
Net Decrease in Net Assets Resulting from Operations	$(64,452,078)	$(3,495,584)

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2009	Sept. 30, 2008
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,013,996	$1,394,680
Net realized gain/(loss) from investments	(126,695,023)	6,398,542
Net change in unrealized appreciation on investments	61,228,949	(101,240,066)
Net decrease in net assets resulting from operations	(64,452,078)	(93,446,844)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	(857,428)	(800,124)
Substantial Investor Class Shares	(581,181)	(391,827)
From net realized gain on investments
Class N Shares	—	(44,038,806)
Substantial Investor Class Shares	—	(8,443,633)
Distributions in excess
Class N Shares	(82,566)	—
Substantial Investor Class Shares	(24,238)	—
Total distributions to shareholders	(1,545,413)	(53,674,390)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	322,741,061	73,606,583
Total increase/(decrease) in net assets	256,743,570	(73,514,651)

NET ASSETS
Beginning of year	547,437,581	620,952,232
End of year	$804,181,151	$547,437,581
Accumulated net investment income	$—	$424,613

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2009		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	16,736,878	$226,847,814	8,100,147	$158,162,223
Shares issued on
reinvestments of distributions	64,103	875,007	1,943,444	39,879,465
Shares redeemed*	(13,682,781)	(187,147,186)	(9,377,194)	(187,657,547)
Net increase	3,118,200	$40,575,635	666,397	$10,384,141
* Net of redemption fees of		$128,690		$19,496

Substantial Investor Class Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2009		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,815,619	$308,981,531	3,659,239	$72,945,254
Shares issued on
reinvestments of distributions	35,834	488,418	423,576	8,687,548
Shares redeemed	(2,052,261)	(27,304,523)	(969,969)	(18,410,360)
Net increase	19,799,192	$282,165,426	3,112,846	$63,222,442

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	Sept. 30, 2009	Sept. 30, 2008
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(198,943)	$(277,170)
Net realized loss from investments	(6,438,489)	(596,544)
Net change in unrealized appreciation/(depreciation)
on investments	3,141,848	(5,430,268)
Net decrease in net assets resulting from operations	(3,495,584)	(6,303,982)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments - Class N Shares	—	(956,607)
Distributions in excess - Class N Shares	—	(22,705)
	—	(979,312)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	388,814	5,432,681
Total decrease in net assets	(3,106,770)	(1,850,613)

NET ASSETS
Beginning of year	28,904,394	30,755,007
End of year	$25,797,624	$28,904,394
Accumulated net investment income	$—	$—

(a)	A summary of share transactions is as follows:

Class N Shares
	Year		Year
	Ended		Ended
	Sept. 30, 2009		Sept. 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	162,220	$3,275,893	212,562	$6,573,673
Shares issued on reinvestments of distributions	—	—	28,656	937,320
Shares redeemed*	(150,365)	(2,887,079)	(66,693)	(2,078,312)
Net increase	11,855	$388,814	174,525	$5,432,681
* Net of redemption fees of		$353		$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$17.24		$22.20		$19.36		$19.02		$16.15

Income from investment operations:
Net investment income/(loss)	0.02	(1)	0.04	(1)	0.03	(1)	0.04	(1)	(0.05	)(1)
Net realized and unrealized
gain/(loss) on investments	(2.51)		(3.04)		3.50		0.30		2.92
Total from investment operations	(2.49)		(3.00)		3.53		0.34		2.87

Less distributions:
From net investment income	(0.04)		(0.04)		(0.06)		—		—
From net realized gain on investments	—		(1.92)		(0.63)		—		—
Distributions in excess	(0.00	)(2)	—		—		—		—
Total distributions	(0.04)		(1.96)		(0.69)		—		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$14.71		$17.24		$22.20		$19.36		$19.02

Total return	-14.45%		-14.93%		18.79%		1.79%		17.77%

Ratios/supplemental data:
Net assets, end of year (thousands)	$409,698		$426,473		$534,456		$602,102		$484,325
Ratio of expenses to average net assets	1.19%		1.17%		1.17	%(3)	1.17%		1.18%
Ratio of net investment income/(loss)
to average net assets	0.17%		0.20%		0.16%		0.18%		(0.27%)
Portfolio turnover rate	181.38%		181.43%		136.99%		163.94%		86.68%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Substantial Investor Class Shares
				January 29, 2007(1)
	Year Ended September 30,			Through
	2009		2008	September 30, 2007
Net asset value, beginning of period	$17.27		$22.23	$19.04

Income from investment operations:
Net investment income	0.03	(2)	0.08 (2)	0.02	(2)
Net realized and unrealized
gain/(loss) on investments	(2.50)		(3.03)	3.17
Total from investment operations	(2.47)		(2.95)	3.19

Less distributions:
From net investment income	(0.08)		(0.09)	—
From net realized gain on investments	—		(1.92)	—
Distributions in excess	(0.00	)(6)	—	—
Total distributions	(0.08)		(2.01)	—
Net asset value, end of period	$14.72		$17.27	$22.23

Total return	-14.26%		-14.69%	16.75	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$394,483		$120,965	$86,496
Ratio of expenses to average net assets	0.94%		0.92%	0.92	%(4)
Ratio of net investment income
to average net assets	0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	181.38%		181.43%	136.99	%(3)(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2009		2008	2007		2006		2005
Net asset value, beginning of year	$26.50		$33.57	$30.39		$31.37		$24.51

Income from investment operations:
Net investment loss	(0.18	)(1)	(0.25)	(0.19	)(1)	(0.14	)(1)	(0.21	)(1)
Net realized and unrealized
gain/(loss) on investments	(2.92)		(5.79)	5.97		(0.24)		7.30
Total from investment operations	(3.10)		(6.04)	5.78		(0.38)		7.09

Less distributions:
From net realized gain on investments	—		(1.01)	(2.60)		(0.60)		(0.23)
Distributions in excess	—		(0.02)	—		—		—
Total distributions	—		(1.03)	(2.60)		(0.60)		(0.23)
Paid-in capital from redemption fees	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$23.40		$26.50	$33.57		$30.39		$31.37

Total return	-11.70%		-18.56%	20.57%		-1.24%		29.07%

Ratios/supplemental data:
Net assets, end of year (thousands)	$25,798		$28,904	$30,755		$27,293		$17,202
Ratio of expenses to average net assets:
Before expense waiver	1.61%		1.52%	1.52%		1.74%		2.34%
After expense waiver	1.48%		1.48%	1.48%		1.48%		1.48%
Ratio of net investment loss
to average net assets:
Before expense waiver	(1.02%)		(0.95%)	(0.68%)		(0.71%)		(1.63%)
After expense waiver	(0.89%)		(0.91%)	(0.64%)		(0.45%)		(0.77%)
Portfolio turnover rate	89.11%		112.40%	151.23%		119.98%		68.88%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $5 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Funds’ 2009 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2009, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$106,804	$25,239,416	$(25,346,220)
Mid-Cap Fund	198,943	—	(198,943)

H.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended September 30, 2009, the Funds did not hold any derivative instruments.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

I.
Events Subsequent to the Fiscal Year End: The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Funds are required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2009, through November 25, 2009, the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2009:

Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$146,365,295	$—	$—	$146,365,295
Consumer Staples	10,519,830	—	—	10,519,830
Energy	64,779,527	—	—	64,779,527
Financials	44,515,473	—	—	44,515,473
Health Care	96,268,771	—	—	96,268,771
Industrials	53,630,237	—	—	53,630,237
Materials	61,247,259	—	—	61,247,259
Technology	313,354,156	—	—	313,354,156
Telecommunication Services	7,857,000	—	—	7,857,000
Total Equity	798,537,548	—	—	798,537,548
Short-Term Investments	22,050,223	—	—	22,050,223
Total Investments in Securities	$820,587,771	$—	$—	$820,587,771

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$6,340,512	$—	$—	$6,340,512
Consumer Staples	1,955,164	—	—	1,955,164
Energy	1,806,703	—	—	1,806,703
Financials	719,570	—	—	719,570
Health Care	1,502,913	—	—	1,502,913
Industrials	3,054,893	—	—	3,054,893
Materials	3,082,805	—	—	3,082,805
Technology	5,922,343	—	—	5,922,343
Utilities	624,950	—	—	624,950
Total Equity	25,009,853	—	—	25,009,853
Short-Term Investments	780,205	—	—	780,205
Total Investments in Securities	$25,790,058	$—	$—	$25,790,058

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2009, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2009, the Growth Fund and the Mid-Cap Fund incurred $4,068,531 and $167,697 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

ordinary operating expenses. For the year ended September 30, 2009, the Advisor reduced its fees and absorbed Fund expenses in the amount of $28,413 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $51,055 at September 30, 2009 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2010	$10,228
2011	12,414
2012	28,413
$51,055

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the year ended September 30, 2009, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$431,207	$33,539
Fund accounting	103,048	22,768
Transfer agency (a)	113,175	15,031
Custody(b)	95,774	5,135

(a)	Does not include out-of-pocket expenses.
(b)	Does not include interest expense charged on line of credit (Note 7).

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended September 30, 2009, the Growth Fund and the Mid-Cap Fund were allocated $8,114 and $3,820 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2009, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $940,650 and $55,899 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and purchase in-kind transactions, were as follows:

	Purchases	Sales
Growth Fund	$1,103,826,911	$985,447,245
Mid-Cap Fund	19,940,376	20,034,721

NOTE 7 – LINES OF CREDIT

Through March 31, 2009, the Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $26,500,000 and $7,500,000, respectively.  Effective April 1, 2009, the Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $22,900,000 and $6,375,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2009, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding balance for one day of $244,000, a weighted average interest rate of 3.25%, and incurred interest expense of $22.  The Mid-Cap Fund had an outstanding average daily balance of $203, a weighted average interest rate of 3.25%, and incurred interest expense of $6.  The maximum amount outstanding for the Mid-Cap Fund during the year ended September 30, 2009 was $31,000.  At September 30, 2009, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

Growth Fund
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Ordinary income	$1,438,609	$13,721,429
Long-term capital gains	—	39,952,961
Distributions in excess	106,804	—

Mid-Cap Fund
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Long-term capital gains	$—	$956,607
Distributions in excess	—	22,705

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2009, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$727,806,103	$22,212,400
Gross unrealized appreciation	104,982,983	4,083,362
Gross unrealized depreciation	(12,201,315)	(505,704)
Net unrealized appreciation (a)	92,781,668	3,577,658
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(123,753,700)	(7,287,355)
Total accumulated earnings/(losses)	$(30,972,032)	$(3,709,697)

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities in the Growth Fund and attributable primarily to wash sales in the Mid-Cap Fund.

At September 30, 2009, the Growth Fund and the Mid-Cap Fund had capital loss carryforwards of $27,769,668 and $1,649,916, respectively, which expire in 2017.  At September 30, 2009, the Growth Fund and the Mid-Cap Fund deferred, on a tax basis, post-October losses of $95,984,032 and $5,637,439, respectively.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2009, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2009

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
				Number of
				Portfolios
		Term of		in Fund
	Position	Office and		Complex	Other
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustees(2)	Held
Michael D. LeRoy	Trustee	Indefinite	President, Crown Capital	2	Director,
(age 62, dob 8/14/1947)		term since	Advisors, LLC (financial consulting		Wedbush Bank.
615 E. Michigan Street		December	firm) (2000 to present).
Milwaukee, WI 53202		2008.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	2	Trustee,
(age 73, dob 6/18/1936)		term since	and former Executive Vice President		The Forward
615 E. Michigan Street		February	and Chief Operating Officer of ICI		Funds
Milwaukee, WI 53202		1997.	Mutual Insurance Company		(35 portfolios).
			(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President, Hotchkis	2	None.
(age 75, dob 7/10/1934)		term since	and Wiley Funds (mutual funds)
615 E. Michigan Street		May 2002.	(1985 to 1993).
Milwaukee, WI 53202

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	2	None.
(age 70, dob 10/8/1939)		term since	President, Federal Home Loan Bank
615 E. Michigan Street		February	of San Francisco.
Milwaukee, WI 53202		1997.

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	2	None.
(age 62, dob 7/9/1947)	Trustee	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2008.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 62, dob 7/9/1947)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Vice President, Compliance and Administration,
(age 42, dob 7/19/1967)	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite	Assistant Vice President, Compliance and Administration,
(age 48, dob 8/27/1961)	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 52, dob 9/11/1957)	Chief Compliance	term since	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Officer and	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 44, dob 4/16/1965)		term since	Services, LLC (May 2006 to present);
615 E. Michigan Street		June 2007.	Senior Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel,
Strong Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2009 (Unaudited)

For the year ended September 30, 2009, certain dividends paid by the Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2009 was 100%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$34,000	$34,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,400	$5,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2009	FYE 9/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/1/09

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   12/1/09

* Print the name and title of each signing officer under his or her signature.